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                                                                    EXHIBIT 10.3


                          SECURITY AGREEMENT -- PLEDGE


         PONDER INDUSTRIES, INC., a Delaware corporation ("Pledgor"), whose address is 5005 Riverway, Suite 550, Houston, Texas 77056, and KBK FINANCIAL, INC. d/b/a PII/KBK ACCEPTANCE CORPORATION ("Secured Party"), a Delaware corporation, whose address is 2200 City Center II, 301 Commerce Street, Fort Worth, Texas 76102, agree as follows:

                                   ARTICLE 1.

                         Creation of Security Interest

         In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Pledgor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Pledgor's remedies, powers, privileges, rights, titles and interests (including all power of Pledgor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:


                          (i) all of the securities listed on Exhibit A, hereto attached and hereby made a part hereof;

                          (ii) all dividends (cash or otherwise), rights to receive dividends, stock dividends, dividends paid in stock, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, and all new securities and other property which Pledgor may hereafter become entitled to receive on account of the foregoing (Pledgor hereby agreeing that in the event Pledgor receives any such new securities, Pledgor will immediately deliver the same to Secured Party to be held by Secured Party subject to the terms and provisions of this Agreement);

all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, accounts receivable, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Plegor or Secured Party in respect of the foregoing). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Pledgor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein.
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                                   ARTICLE 2.

                              Secured Indebtedness

         2.1 This Agreement is made to secure all of the following present and future debt and obligations:

                 (a) All indebtedness now and hereafter evidenced and to be evidenced by (i) the promissory note dated concurrently herewith in the face amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000), bearing interest at the rate or rates therein stated, principal and interest payable to the order of Secured Party on the dates therein stated, executed by Pledgor,
(ii) any and all past, concurrent, or future modifications, extensions, renewals, rearrangements, replacements and increases of such note (collectively, the "Revolving Note").

                 (b) All indebtedness now and hereafter evidenced and to be evidenced by (i) the promissory note dated concurrently herewith in the face amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000), bearing interest at the rate or rates therein stated, principal and interest payable to the order of Secured Party on the dates therein stated, executed by Pledgor,
(ii) any and all past, concurrent, or future modifications, extensions, renewals, rearrangements, replacements and increases of such note (collectively, the "Term Note" and, together with the Revolving Note, the "Notes").

                 (c) All obligations of Pledgor under (i) that certain Loan Agreement of even date herewith by and between Pledgor and Secured Party, and (ii) any and all past, concurrent, or future modifications, extensions, renewals, rearrangements, replacements and increases of such agreement (collectively, the "Loan Agreement").

                 (d) All other obligations, if any, described or referred to in any other place in this Agreement.

                 (e) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Pledgor may owe Secured Party pursuant to this Agreement on account of Pledgor's failure to keep, observe or perform any of Pledgor's covenants under this Agreement.

                 (f) All present and future debts and obligations under or pursuant to (1) any papers ("Credit Documents") now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Notes, or (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

         2.2 The term "Debt" means and includes the Notes and all other debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy





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or similar laws by or against Pledgor or any other person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Pledgor and each such other person or entity being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents. Any Collateral Obligor (as defined in Article 5) shall be deemed to be an "Obligor" for all purposes under this Agreement.


                                   ARTICLE 3.

                         Representations and Warranties

         Pledgor represents and warrants as follows:

                 (a) Except in favor of Secured Party, Pledgor is the legal and equitable owner and holder of good and marketable title to the Collateral free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral and those other security interests (if any) expressly referred to or described in this Agreement (such warranty to supersede any provision contained in this Agreement limiting the liability of Pldegor). Pledgor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Pledgor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Pledgor is now on file in any public office except only those statements (if any) true and correct copies of which Pledgor has actually delivered to Secured Party.

                 (b) The location of Pledgor is the address set forth at the beginning of this Agreement and in this regard, Pledgor's location is defined to mean (i) Pledgor's place of business if Pledgor has only one such place of business; (ii) Pledgor's chief executive office if Pledgor has more than one place of business; or (iii) Pledgor's residence if Pledgor has no place of business.

                 (c) All of Pledgor's books and records with regard to the Collateral are maintained and kept at the address of Pledgor set forth in this Agreement.

                 (d) (i) Pledgor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full legal right, power and authority to execute, deliver and perform its obligations under this Agreement to which Pledgor is a party, and (ii) Pledgor's execution, delivery and performance of this Agreement have been duly authorized by all necessary action under Pledgor's organizational documents and otherwise.





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                 (e)      Pledgor's execution, delivery and performance of this
Agreement and any other Credit Documents to which Pledgor is a party do not and will not require (i) any consent of any other person or entity or (ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

                 (f) Neither execution nor delivery of this Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Pledgor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Pledgor is a party or bound.

                 (g) This Agreement is Pledgor's valid and legally binding obligation, enforceable in accordance with its respective terms.

                 (h) Pledgor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to the best of Pledgor's knowledge, threatened--against Pledgor. Pledgor's liabilities and obligations under this Agreement and any other Credit Documents to which Pledgor is a party do not and will not render Pledgor insolvent, cause Pledgor's liabilities to exceed Pledgor's assets or leave Pledgor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

                 (i) The liens and security interests of this Agreement will constitute valid and perfected first and prior liens and security interests on the Collateral, subject to no other liens, security interests or charges whatsoever.

                 (j) None of the proceeds of the Notes or the other Debt will be used for the purpose of purchasing or carrying, directly or indirectly, any margin stock or for any other purpose which would make such credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

                 (k) The Collateral is genuine, free from any restriction on transfer, duly and validly authorized and issued, constituting the valid and legally binding obligation of the issuer or issuers thereof (each an "Issuer"), enforceable in accordance with its terms, and fully paid and non-assessable, and is hereby duly and validly pledged and hypothecated to Secured Party in accordance with law. The Issuer has only one class of authorized stock, which is common stock.

                 (l) The Collateral constitutes 100% of the issued and outstanding shares of common stock of the Issuer now owned by Pledgor. Pledgor agrees that it will





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(i) to the best of its ability, cause the Issuer not to issue any stock, other securities or ownership interest in addition to or in substitution for the shares of stock constituting the Collateral, except to the Secured Party, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other securities or other ownership interests of each Issuer, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock, other securities or other ownership interests of any entity which, after the date of this Agreement, becomes a Subsidiary of Pledgor.

                 (m) The value of the consideration received and to be received by Pledgor is reasonably worth at least as much as the liability and obligation of Pledgor incurred or arising under this Agreement and all related papers and arrangements. Pledgor's board of directors have determined that such liability and obligation may reasonably be expected to substantially benefit Pledgor directly or indirectly. Pledgor has had full and complete access to the underlying papers relating to the Debt and all other papers executed by any Obligor or any other person or entity in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. Pledgor is fully informed of all circumstances which bear upon the risks of executing this Agreement and which a diligent inquiry would reveal. Pledgor has adequate means to obtain from the makers of the Notes on a continuing basis information concerning such makers' financial condition, and is not depending on Secured Party to provide such information, now or in the future. Pledgor agrees that Secured Party shall have no obligation to advise or notify Pledgor or to provide Pledgor with any data or information. The execution and delivery of this Agreement is not a condition precedent (and Secured Party has not in any way implied that the execution of this Agreement is a condition precedent) to Secured Party's making, extending or modifying any loan to Pledgor or to any other financial accommodation to or for Pledgor.


                                   ARTICLE 4.

                                   Covenants

         4.1     Pledgor covenants and agrees with Secured Party as follows:

                 (a) Pledgor shall furnish to Secured Party such instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

                 (b) Pledgor will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement and will furnish Secured Party with receipts showing payment of such taxes and assessments at least ten (10) days before the applicable default date therefor.





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                 (c)      If the validity or priority of this Agreement or of
any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Pledgor will give prompt written notice thereof to Secured Party and at Pledgor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2 of this Agreement.

                 (d) Pledgor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Pledgor will pay all costs connected with any of the foregoing.

                 (e) Notwithstanding the security interest in proceeds granted herein, Pledgor will not sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party.

                 (f) To the extent not prohibited by applicable law, Pledgor will pay all costs and expenses and reimburse Secured Party for any and all expenditures of every character incurred or expended from time to time, regardless of whether or not a default shall have occurred, in connection with
(a) the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of any loan or credit facility secured by this Agreement, including legal, accounting, auditing, architectural, engineering and inspection services and disbursements, or in connection with collecting or attempting to enforce or collect the Notes or this Agreement, (b)





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Secured Party's evaluating, monitoring, administrating and protecting any of the Collateral and (c) Secured Party's creating, perfecting and realizing upon Secured Party's security interests in and liens on any of the Collateral, and all costs and expenses relating to Secured Party's exercising any of its rights and remedies under any Credit Document or at law, including all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, title review and abstract fees, Uniform Commercial Code search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, other fees and expenses incurred in connection with any complete or partial liquidation of any of the Collateral and all fees and expenses for any professional services relating to any of the Collateral or any operations conducted in connection with it; provided, that no right or option granted by Pledgor to Secured Party or otherwise arising pursuant to any provision of this or any other instrument shall be deemed to impose or admit a duty on Secured Party to supervise, monitor or control any aspect of the character or condition of any of the Collateral or any operations conducted in connection with it for the benefit of Pledgor or any other person or entity other than Secured Party. Pledgor agrees to indemnify, defend and hold Secured Party, its shareholders, directors, officers, agents, attorneys, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from any Credit Document or any transaction or event contemplated therein (except that such indemnity shall not be paid to any Indemnified Party to the extent such loss, etc. directly results from the gross negligence or willful misconduct of that Indemnified Party). If any person or entity (including Pledgor or any of its affiliates) ever alleges gross negligence or willful misconduct by an Indemnified Party, the full amount of indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement at such time--if any--as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. Any amount to be paid under this Section by Pledgor to Secured Party shall be a demand obligation owing by Pledgor to Secured Party and shall bear interest from the date of expenditure until paid at the Past Due Rate (hereinafter defined).

                 (g) Pledgor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not. Pledgor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Pledgor and shall keep accurate and complete records of the Collateral and its proceeds. Pledgor shall, where applicable, at Pledgor's own expense take all reasonable and appropriate steps to enforce the collection of the Collateral and items representing proceeds thereof.





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                 (h)      Pledgor will not do or suffer to be done any act
whereby the value of any part of the Collateral may be lessened.

                 (i) Immediately upon acquiring knowledge thereof, Pledgor will notify Secured Party by telephone (and confirm such notice in writing within two (2) days) of the existence of any Event of Default, specifying the nature and duration thereof and what action Pledgor has taken, is taking and proposes to take with respect thereto. In no event shall silence by Secured Party be deemed a waiver of a default or of an Event of Default. Pledgor will take all such steps as are necessary or appropriate to remedy promptly any such default or Event of Default.

                 (j) Pledgor shall furnish to Secured Party from time to time such information relating to the Collateral as Secured Party may from time to time request or as may be required from time to time by any Credit Document.

                          4.2     If Pledgor should fail to comply with any of
its agreements, covenants or obligations under this Agreement, the Notes or any other Credit Document, then Secured Party (in Pledgor's name or in Secured Party's own name) may perform them or cause them to be performed for Pledgor's account and at Pledgor's expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses thus incurred or paid by Secured Party shall be Pledgor's obligations to Secured Party due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Secured Party pays it until the date Pledgor repays it to Secured Party, at the maximum nonusurious rate of interest from time to time permitted by whichever of applicable Texas or federal law from time to time permits the higher nonusurious interest rate (the "Ceiling Rate"), or, only if applicable law imposes no maximum nonusurious rate, then at the same rate as is provided for in the Notes first described in Section 2.1(a) for interest on past due principal (the "Past Due Rate"). At all times, if any, as Chapter One ("Chapter One") of Title 79, Texas Revised Civil Statutes shall establish the Ceiling Rate for any purpose under this Agreement, the Ceiling Rate shall be the "indicated rate ceiling" as defined in Chapter One from time to time in effect. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Pledgor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. Without notice to Pledgor or any other person or entity, the Ceiling Rate and the Past Due Rate shall automatically fluctuate upward and downward as and in any amount by which the maximum nonusurious rate of interest permitted by such applicable law and the rate of interest as provided for in the Notes first described in Section 2.1(a) for interest on past due principal fluctuate, respectively. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a





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waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Agreement, the Notes and the Credit Documents and of all rights given Secured Party by law.


                                   ARTICLE 5.

     Assignment of Payments; Certain Powers of Secured Party; Voting Rights

         Pledgor hereby authorizes and directs each Issuer and each other person or entity obligated to make payment in respect of any of the Collateral (each Issuer and other person or entity being herein called a "Collateral Obligor") to pay over to Secured Party upon an Event of Default, as hereinafter defined, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Pledgor. Pledgor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph. To facilitate the rights of Secured Party hereunder, Pledgor hereby authorizes Secured Party, its officers, employees, agents or assigns upon an Event of Default:

                 (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Pledgor, and Pledgor hereby constitutes and appoints Secured Party the true and lawful attorney of Pledgor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Pledgor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e),
(f) and (g);

                 (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Pledgor to Secured Party under this Agreement or otherwise);

                 (c) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

                 (d) to sign the name of Pledgor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors; and





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                 (e)      to cause title to any or all of the Collateral to be
transferred into the name of Secured Party or any nominee or nominees of Secured Party.

Unless and until an Event of Default, as hereinafter defined, shall have occurred, Pledgor shall be entitled to exercise all voting and consensual powers and rights pertaining to the Collateral or any part thereof for all purposes not inconsistent with the terms of this Agreement and, except as herein provided, shall be entitled to receive and retain all dividends on the Collateral or any part thereof. Upon and after the occurrence of an Event of Default, Secured Party shall have the right to the extent permitted by applicable law (but shall not be obligated to exercise such right), and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and give consents, ratifications and waivers, and take any other action with respect to any or all of the Collateral with the same force and effect as if Secured Party were the owner thereof. All dividends in stock or property representing stock, and all subscription warrants or any other rights or options issued in connection with the Collateral, and all liquidating dividends or distributions or return of capital upon or in respect of the Collateral or any part thereof, or resulting from any split, revision or reclassification of the Collateral or any part thereof or received in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Secured Party, or if paid to or received by Pledgor, shall, immediately upon receipt thereof, be paid over, transferred and delivered to Secured Party and shall be Collateral pledged under and subject to the terms of this Agreement.

         The powers conferred on Secured Party pursuant to this Article 5 are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this
Article 5 shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Uniform Commercial Code of Texas.


                                   ARTICLE 6.

                               Events of Default

         If any default, event of default or similar event (however denominated) occurs under any of the Credit Documents or the Loan Agreement, then that shall automatically constitute an "Event of Default" (herein so called) under this Agreement.


                                   ARTICLE 7.

                          Remedies in Event of Default

         7.1 Upon the occurrence of an Event of Default, and at any time thereafter:





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                 (a)      Secured Party shall have the option of declaring,
without notice to any person, all Debt to be immediately due and payable.

                 (b) Secured Party may, without notice except as hereinafter provided, sell the collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Collateral, (ii) to cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with said Act or any other applicable law. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party deems necessary or advisable in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Pledgor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least five (5) calendar days before the date fixed for a public sale, or at least five (5) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. In case of sale at broker's board or on a securities exchange, such notice shall state the board or exchange at which such sale is to be made and the day on which the Collateral or that portion thereof so being sold will first be offered for sale at such board or exchange. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each Obligor, to the extent applicable, shall remain liable for any deficiency.

                 (c) Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

                          (i) it shall not be necessary that the Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Article; and

                          (ii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

                          (iii) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

                          (iv) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

                          (v) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                          (vi) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

                          (vii) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. All demands and presentments of any kind or nature are expressly WAIVED by Pledgor. Pledgor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Pledgor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

         7.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         7.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         7.4 To the full extent Pledgor may do so, Pledgor agrees that Pledgor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Pledgor, for itself and its successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to accelerate and notice of acceleration of the Debt, and all rights to a marshaling of the assets of Pledgor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created

         7.5 In the event that Pledgor or any other Obligor is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Secured Party is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Credit Documents against the security for the Debt, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Pledgor hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by Secured Party to lift such stay. Pledgor expressly acknowledges that the security for the Debt is not now and will never be necessary to any plan of reorganization of any type.


                                   ARTICLE 8.

                             Additional Agreements

         8.1 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

         8.2     Secured Party may at any time and from time to time in writing
(a) waive compliance by Pledgor with any covenant herein made by Pledgor to the extent and in the manner specified in such writing; (b) consent to Pledgor's doing any act which hereunder Pledgor is prohibited from doing, or consent to Pledgor's failing to do any act which hereunder Pledgor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

         8.3 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

         8.4 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

         8.5 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

         8.6 Pledgor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

         8.7 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Pledgor, Secured Party may, without notice to Pledgor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Pledgor, without in any way vitiating or discharging Pledgor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Pledgor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

         8.8 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

         8.9 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Pledgor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         8.10 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

         8.11 This Agreement shall not be changed orally but shall be changed only by agreement in writing signed by Pledgor and Secured Party. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.

         8.12 This Agreement shall be binding upon Pledgor, and the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of Pledgor, including all successors in interest of Pledgor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

         8.13 If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Secured Party for having bargained for and obtained it.

         8.14 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Pledgor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Pledgor

         8.15 In the event Pledgor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Pledgor at the time of such agreement: (i) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Pledgor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (ii) Pledgor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (iii) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Pledgor, or a messenger, employee or representative thereof; and (iv) Secured Party and Pledgor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

         8.16 The pronouns used in this Agreement are in the masculine and neuter genders but shall be construed as feminine, masculine or neuter as occasion may require. "Secured Party," "Obligor" and "Pledgor" as used in this Agreement include the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of those parties.

         8.17 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined. Wherever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

         8.18 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

         8.19 Pledgor agrees that, if at any time all or any part of any payment previously applied by Secured Party to the Debt is or must be returned by Secured Party--or recovered from Secured Party--for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made, and, in addition, Pledgor hereby agrees to indemnify Secured Party against, and to save and hold Secured Party harmless from any required return by Secured Party--or recovery from Secured Party--of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

         8.20 This Agreement and the other Credit Documents embody the entire agreement and understanding between Secured Party and Pledgor with respect to their subject matter and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Pledgor acknowledges and agrees there is no oral agreement between Pledgor and Secured Party which has not been incorporated in this Agreement and the other Credit Documents.

         8.21 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Pledgor hereby WAIVES any such notice) to the fullest extent permitted by law, to set-off and apply any and all monies, securities and other properties of Pledgor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Pledgor by Secured Party--including all such monies, securities and other properties held in general, special, time, demand, provisional or final accounts or for safekeeping or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Pledgor for others unaffiliated with Pledgor) --against any and all of Pledgor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Pledgor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

         8.22 Pledgor agrees that it shall never be entitled to be subrogated to any of Secured Party's rights against any Obligor or any other person or entity or any collateral or offset rights held by Secured Party for payment of the Debt until final termination of this Agreement.

         EXECUTED as of the       day of November, 1996.

                                        KBK FINANCIAL, INC. D/B/A
                                        PII/KBK ACCEPTANCE
                                        CORPORATION, a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                         "Secured Party"

                                          PONDER INDUSTRIES, INC., a Delaware
                                          corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                             "Pledgor"